Exhibit 99.18

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Mauro Renato José Dacomo and Ignacio Cruz Morán, and each of them singly, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead and on his behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a “Filing”), relating to his beneficial ownership (direct or indirect) of any securities he may be deemed to beneficially own, and to file on his behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2010.

February 27, 2008

/s/ Enrique Eskenazi

Enrique Eskenazi

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Mauro Renato José Dacomo and Ignacio Cruz Morán, and each of them singly, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead and on his behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a “Filing”), relating to his beneficial ownership (direct or indirect) of any securities he may be deemed to beneficially own, and to file on his behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2010.

February 27, 2008

/s/ Sebastián Eskenazi

Sebastián Eskenazi

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Mauro Renato José Dacomo and Ignacio Cruz Morán, and each of them singly, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead and on his behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a “Filing”), relating to his beneficial ownership (direct or indirect) of any securities he may be deemed to beneficially own, and to file on his behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2010.

February 27, 2008

/s/ Matías Eskenazi Storey

Matías Eskenazi Storey

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Mauro Renato José Dacomo and Ignacio Cruz Morán, and each of them singly, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead and on his behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a “Filing”), relating to his beneficial ownership (direct or indirect) of any securities he may be deemed to beneficially own, and to file on his behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2010.

February 27, 2008

/s/ Ezequiel Eskenazi Storey

Ezequiel Eskenazi Storey

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Mauro Renato José Dacomo and Ignacio Cruz Morán, and each of them singly, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead and on his behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a “Filing”), relating to his beneficial ownership (direct or indirect) of any securities he may be deemed to beneficially own, and to file on his behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2010.

February 27, 2008

Petersen Energia S.A.
/s/ Mauro Renato José Dacomo
By: Mauro Renato José Dacomo
Title: Consejero

/s/ Ignacio Cruz Morán
By: Ignacio Cruz Morán
Title: Consejero

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Mauro Renato José Dacomo and Ignacio Cruz Morán, and each of them singly, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead and on his behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a “Filing”), relating to his beneficial ownership (direct or indirect) of any securities he may be deemed to beneficially own, and to file on his behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2010.

February 27, 2008

Petersen Energia PTY Ltd.
/s/ Matías Eskenazi Storey
By: Matías Eskenazi Storey
Title: Director

/s/ Claudio Cánepa
By: Claudio Cánepa
Title: Director